THE SWISS HELVETIA FUND, INC.

Directors and Officers

Samuel B. Witt III, Esq.

Chairman (Non-executive)

David R. Bock

Director

Jean-Marc Boillat[1]

Director

Richard A. Brealey

Director

Alexandre de Takacsy

President

Director

Claude W. Frey

Director

Claus Helbig[2]

Director

R. Clark Hooper[3]

Director

Paul Hottinguer

Director

Michael Kraynak, Jr.[2]

Director

Stephen K. West, Esq.[2,4]

Director

Rudolf Millisits

Chief Executive Officer

Philippe R. Comby,

CFA, FRM

Chief Financial Officer

Vice President

James Downey

Secretary

Patrick J. Keniston

Chief Compliance Officer

Director Emeritus

Eric R. Gabus[5]

Baron Hottinger[5]

[1] Governance/Nominating Committee Chair [2] Audit Committee Member	[3] Audit Committee Chair [4] Pricing Committee Chair [5] Non-remunerated

Investment Advisor

Hottinger Capital Corp.

1270 Avenue of the Americas, Suite 400

New York, NY 10020

(212) 332-7930

Administrator

Citi Fund Services Ohio, Inc.

Custodian

Citibank, N.A.

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

Legal Counsel

Stroock & Stroock & Lavan LLP

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

The Investment Advisor

The Swiss Helvetia Fund, Inc. (the “Fund”) is managed by Hottinger Capital Corp., which belongs to Groupe Banque Hottinger & Cie SA.

Groupe Banque Hottinger & Cie SA dates back to Banque Hottinguer, which was formed in Paris in 1786 and is one of Europe’s oldest private banking firms. Groupe Banque Hottinger & Cie SA has remained under the control of the Hottinger family through seven generations. Its headquarters are in Zurich with offices in Geneva, Sion, Basel, Brig and New York.

Executive Offices

The Swiss Helvetia Fund, Inc.

1270 Avenue of the Americas, Suite 400

New York, NY 10020

1-888-SWISS-00 (1-888-794-7700)

(212) 332-2760

For inquiries and reports:

1-888-SWISS-00 (1-888-794-7700)

Fax: (212) 332-7931

email: swz@swz.com

Website Address

www.swz.com

The Fund

The Fund is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol “SWZ”.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Net Asset Value is also published weekly in Barron’s, the Monday edition of The Wall Street Journal and the Sunday edition of The New York Times.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders

Global Economic Review

During the last quarter of 2011, investors were worried about the deepening of the crisis in Europe, lack of evidence of an improving U.S. economy and a potential hard landing of the Chinese economy. During the first quarter of 2012, all of these concerns abated and global sentiment shifted in a positive direction with a drop in risk aversion and modest improvements in global economic growth. The JP Morgan Global Manufacturing & Services Purchasing Managers Index (“PMI”) was flat in March, but posted modest expansions in production and employment at the end of the first quarter of 2012. Additionally, new order levels have expanded since the start of the year, indicating an improvement against the contraction in order levels seen towards the end of 2011. During the first quarter, PMI levels continued to accelerate in the United States and China, but were offset by contractions in the Eurozone. Other countries, including Japan, the U.K., South Korea, Brazil, Russia and Switzerland, saw faster growth in March compared to February, while the rate of output expansion in India slowed sharply. On the inflation front, pressure on input costs continued to be on an uptrend, mainly as a result of high oil and transportation prices.

One of the key catalysts for the first quarter market rebound in riskier assets came from the two long term refinancing operations (“LTROs”) programs announced by the European Central Bank (“ECB”), which amounted to a total of 1 trillion euros. The LTROs have been quite effective in easing the near-term Eurozone debt crisis and removing systemic risk in both the European banking sector and sovereign debt. Spanish banks have been actively participating in the ECB’s programs, purchasing approximately 68 billion euros of government bonds from December through February, while Italian banks purchased around 54 billion euros over that same period. Furthermore, some European banks have regained access to the unsecured credit markets and some European companies have taken advantage of very attractive financing conditions by sharply increasing bond issuances. Nevertheless, figures on Eurozone lending growth remain lackluster, indicating continuing subdued credit activity. The growth in the Eurozone base money aggregate since the first LTRO has exceeded the growth in the broad money supply indicating that while the ECB continues to be accommodative, transmission into the real economy via the banking system remains very weak. Peripheral countries in the Eurozone likely will face continued and persistent debt reduction through austerity measures and recessionary conditions in the months to come.

Following tense negotiations between Greek coalition parties and the Troika (the EU Commission, the ECB and the International Monetary Fund), an agreement was reached to release the second aid tranche of 130 billion euros to Greece. An agreement by private sector bondholders to accept losses of over 50% on their investments allowed a swap of Greek debt securities for notes with a 30-year maturity and avoided a disorderly

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

default in March. This permitted Greece to introduce certain “collective action clauses” that pushed participation up to 197 billion euros or approximately 96% of Greece’s private sector bondholders. The Greek bonds held by the ECB were exchanged for new Greek bonds exempt from any kind of haircut. Greek authorities accepted a strict monitoring of their debt situation with, in particular, an escrow account that will be established in order to secure enough funds, at any time, for debt service over the next year. Without economic growth in the months to come, the second aid tranche may not be sufficient to avoid a default on Greece’s medium-term debt. Moreover, there also were renewed concerns about Spain’s capacity to rein in its budget deficit and fears that stricter fiscal austerity would further damage its weak economy. The contagion effect also occurred in Portugal, with government bond yield spreads against bunds widening substantially.

A positive development came from a significant improvement in U.S. economic data, with two-thirds of U.S. households having deleveraged and a key housing market indicator (i.e., sale inventories), back to a 6-month supply compared to a 9-month supply in 2010. Moreover, money supply and U.S. credit growth, driven by increases in business loans and residential mortgages, accelerated in the last several months indicating a potential cyclical turnaround that may support economic growth going forward. Retail sales and auto sales, as well as business confidence surveys, have all shown improvement. The key risks to sustainable U.S. economic growth remain domestic fiscal policy tightening, that is likely to occur in 2013, as well as higher-than-expected inflation.

Emerging market economies also suffered a loss of momentum at the end of 2011 due to weak growth in some developed market economies and tighter monetary policies. For instance, China’s economic growth has softened recently, but still grew 8.9% in the fourth quarter of 2011 and 8.1% in the first quarter of 2012 (both on a year-over-year basis). The Chinese government has cut its growth forecast to 7.5% (down from 8%) and has relaxed certain lending conditions, including credit quota and reserve requirement ratios from banks, and added liquidity into the banking system to strengthen credit expansion. Chinese monetary policy easing is expected to accelerate in the coming months with broad money growth below nominal gross domestic product (“GDP”) growth.

One surprise in the recent equity market rally was the gains in European equities. For example, the Dow Jones Eurostoxx 600 Index (“DJ Eurostoxx 600”) gained 7.7% in the first quarter of the year, its best performance during the first three months of any year since 2006. A market correction in this sector is inevitable after such an advance. Nonetheless, a positive outlook remains as global equity markets continue to be supported by very accommodative monetary policies, an ongoing recovery in worldwide economic growth and an equity risk premium,

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

(i.e., earnings yield minus real bond yield) remaining near three times its historic mean.

Swiss Economic Review

By the end of 2011, Swiss economic activity had seen a noticeable slowdown due, in particular, to the difficult conditions in the export markets. With the Eurozone debt crisis easing since the beginning of the year, surveys on business climate and consumer sentiment have pointed to the beginning of domestic economic stabilization. A prevailing low interest rate environment, the solid state of the Swiss labor market as well as a growing population have supported domestic demand in various areas, including construction activity. The large number of new building permits approved in the past few quarters indicates that activity in this area is likely to remain vigorous going forward. As a result of those encouraging economic indicators, the prospects for a gradual recovery in Swiss GDP in 2012 look promising. The Swiss Government as well as the Swiss National Bank (“SNB”) recently raised their 2012 economic growth forecasts from 0.5% to 0.8%, which is likely to further increase in 2013 to 1.8%. On the inflation front, the SNB’s inflation forecast again has been adjusted downwards, with inflation moving further into negative territory in the short-term. In the longer-term, inflation is expected to be limited by the weaker growth outlook for the Eurozone and the continuing strong valuation of the Swiss franc with inflation rates expected at -0.6% in 2012 and 0.3% in 2013. On the foreign exchange front, the first test in the euro/Swiss franc exchange rate floor at 1.20 occurred at the beginning of April, after temporary breaches, and raised doubts about the SNB’s willingness to enforce it. However, the SNB’s interim chief reconfirmed that the SNB was prepared to buy foreign currency in unlimited quantities to continue to maintain the exchange rate at 1.20.

Sector Review

Consumers: food & beverages

The latest retail sales figures in February and March 2012 were stronger than expected and the first signs of volume recovery by European food companies were observed. Although still negative, European consumer sentiment has improved according to the European Confidence Indicator. While Western Europe remains a struggle, food companies’ management reported improvement as a result of a stronger U.S. economy and robust emerging market demand despite fears of a slow down in late 2011. Volatility among the soft commodities, however, continues to be high. Sugar and cocoa prices were up 7% and coffee prices were corrected by 20% during the first quarter of the year. Global food producers, such as Danone and Nestlé, are forecasting conservative mid-single digit commodities price inflation in 2012. Global food manufacturers’ margins have, however, managed to remain stable during the past decade, partially reflecting supply chain efficiencies during a period of rising raw material costs.

Nestlé is considered as a core holding within the consumer staples space, given its

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

diversified portfolio, significant exposure to emerging markets and its consistently strong organic growth and market position in the premium brands (i.e., pet food, kids and Nespresso). Nestlé is seen as the favorite for the acquisition of Pfizer’s infant nutrition business (valued at approximately $10 billion), but faces severe competition from the Danone-Mead Johnson consortium. At Nestlé’s current valuation of 17 times its price earnings (based on 2012 estimates), the stock is seen as fairly valued. Consistent with its view to overweight stocks with higher cyclicality, Fund management reduced the Fund’s allocation in Nestlé during the first quarter.

With increased risk appetite at the beginning of the year for the equity markets, the food and beverage component of the DJ Eurostoxx 600 has traded in line with the broader market after the strong outperformance in 2011. Compared to the Swiss Performance Index (“SPI”), Nestlé underperformed the index by 1.7%.

Personal & household goods

The luxury goods sector, including Richemont and Swatch, rebounded strongly in the first quarter of 2012, as emerging market demand continued to be strong, confounding investors’ muted expectations. Valuations are at a strong premium to the market, but they reflect better sales growth and margins than the market as a whole.

Financials: banks, financial services and insurance

The introduction of the two LTROs by the ECB, and the subsequent spread tightening of the sovereign debt in peripheral European countries, improved investor sentiment in the European financial stocks significantly since the start of 2012. The ECB’s recent proactive stance reduced systemic EU banking and sovereign risks in the Eurozone in the short-term and improved overall confidence in the sector, which remains undervalued. Consequently, European banks and insurance companies have nearly doubled their gains relative to the DJ Eurostoxx 600 during the first quarter of the year. These gains also resulted in Swiss banks and insurance companies outperforming the SPI during the same period.

Investment banking activity appears to have started on a positive note, with better than expected FICC (fixed income, currencies and commodities) trading volumes year-to-date. The flattening of the yield curve and the low interest rate environment, however, continue to put downward pressure on net interest margins, and ongoing regulatory reform will curtail non-interest income growth going forward. With most banks trying to offset revenue losses with expense reductions, those headwinds will continue to be a drag on returns throughout most of 2012. Due to the dramatic deterioration of Eurozone credit growth over the last four years, European banks’ return on equity (“ROE”) dropped from 18% to less than 7% in 2011, while ROE expectations for 2012 and 2013 are still

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

reasonable at 7% and 8.5%, respectively. The latest global fund managers survey by Bank of America Merrill Lynch indicated that their allocations to banks have notably improved, but they remain underweight in that sector. Similarly, Fund management maintained the Fund’s underweight position in banks during the first quarter of 2012. However, based on price weakness, Fund management increased the Fund’s exposure to Credit Suisse in the early part of the quarter as bank management started to address key issues, such as fixed income capital allocation and the group’s cost structure. To finance that investment, the Fund sold its position in Sarasin, as Fund management expects the offer by Safra Group for Sarasin to most likely be valued between CHF 27 and 28, which offers very limited upside potential, and also the disposition of shares of Julius Baer at the beginning of March on valuation metrics. The Fund’s investment in UBS stayed unchanged, as the bank is still on track for achieving an ROE of 12%-17% starting in 2013 and for downsizing its investment banking activities. UBS has already succeeded in reducing risk-weighted assets by CHF 20 billion with no impact on its profitability and reiterated its intention to pay CHF 0.1 dividend per share. The banking sector still faces long-term structural headwinds such as stricter regulatory oversight and a deleveraging process, which could limit ROE expansion by up to 15%, but the sector remains attractively valued on a price-to-book ratio at 0.8%.

The Swiss insurance market continued to deliver positive returns, showing overall premium growth at 2.5% in 2011 driven by positive life segment (+5.3%) despite low guarantees to clients, health (+2.5%) and motor (+2.8%). Selective price improvements are likely to occur in 2012, which should help sustain sector activity. The insurance sector still appears undervalued, trading at slightly more than 8.4 times the 2012 earnings per share estimates and 0.8 times book value relative to historical multiples contributing to maintaining a cautious although positive outlook on the sector as a whole. In addition, this sector still offers a compelling dividend yield. Fund management has focused more on the reinsurance segment as it remains the most attractive as a result of the recovery of renewals pricing and companies benefited from strong growth in emerging markets. For example, Swiss Re, in which the Fund maintains a neutral position, recently has carried out significant de-risking of its balance sheet and benefitted from sufficient capital to boost dividend payments, stronger pricing in renewals and limited exposure to European peripheral sovereigns. The Fund maintained its overweight position in Zurich Financial Services due to the company’s reconfirmation of its targets, higher exposure to the U.S. economy, strengthening of commercial lines’ pricing, limited exposure to peripheral Eurozone countries and stable and supportable dividend payments. The Fund’s small position in Swiss Life was sold at the end of the first quarter. The Fund remained overweight in the insurance sector during the first quarter of 2012, which contributed positively to the Fund’s relative performance against the SPI, as Zurich Financial Services

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

and Swiss Re more than doubled their returns compared to the overall index.

Industrials Goods and Services; Construction and Materials

The industrial goods and services sector and the construction sector of the SPI were off to a strong start in 2012, which was consistent with what happened to most of the economically sensitive, high beta stocks in Europe, the United States and the emerging market countries generally. As discussed above, the ECB’s LTROs programs alleviated, at least temporarily, some of the financial stress that was building up in the system since last summer. Positive results on the U.S. economic front completed the picture for a more aggressive investment stance in those sectors. Overall small- and mid-sized companies in the industrial sector performed better than large-sized companies, especially companies linked to the energy capital expenditure cycle and to the automotive industry. For example, Zehnder, a mid-sized company in the sector active in radiators and ventilation systems, reported strong results during the quarter, with ventilation systems growing at 20%. The company is exposed to renovation and construction in Germany and France and is a beneficiary of stricter European standards for energy conservation in buildings. Germany also is one of the major export markets for Swiss industrial companies.

ABB, however, did not fully participate in the sector’s rally. The company, after pub-

lishing strong numbers in the previous quarter, reported mixed results during its last fiscal quarter of 2011. While group order intake and revenues were strong, profitability and cash flow came in below expectations. On top of a restructuring charge, the results also were affected by adverse pricing, as ABB’s gross margin was penalized by lower priced orders coming out of the backlog and by a less favorable product mix. It will remain to be seen if competition from Chinese and Korean manufacturers will start to abate. In the long run, the company is still very well positioned for an increase in electricity infrastructure spending, and will continue to benefit from structural trends towards higher spending in industrial automation and in energy conservation. The presence of larger and more defensive companies in the service segment of the sector, such as SGS and Kuhne & Nagel, reduces the volatility of the sector as a whole and was one reason why the sector as a whole underperformed most other markets in Europe in 2012.

In the construction area, Holcim’s fourth quarter results showed the first signs of margin improvements, despite high-energy cost inflation and unfavorable currency developments. Volumes and prices in Holcim’s larger markets, including India, Australia and Mexico, also started to accelerate. The slowdown in the Chinese economy, especially in construction spending, had a negative effect on sales of companies like Sika, which produces concrete admixtures, sealants and adhesives. However, the slowdown in demand in China and other Asian

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

countries was generally offset by increases in demand in other countries in North America and South America.

In conclusion, the industrial and construction sector benefited from better global economic conditions in spite of ongoing concerns in Europe. Business volume growth was good for most companies, but cost increases have prevented an improvement in margins despite better capacity utilization. The strong Swiss franc continued to be a drag on returns, but its negative effect is starting to dissipate provided the SNB is successful in maintaining the euro/Swiss franc exchange rate at 1.20.

The Fund continues to maintain its position in companies that Management believes are investing for the future and that benefit from increased competitive advantages, as reflected by improvement in market shares and higher profitability than their peers.

Energy

The energy sector was the second strongest performer in Switzerland with a return of 20% for the first quarter (in Swiss francs). Transocean, after a very difficult 2011, was the best performing stock in the Swiss Market Index during the quarter. Although headline results were affected substantially by a massive goodwill impairment charge, Transocean’s underlying results started to show signs of life. Contract drilling revenues and operating and maintenance costs improved from the previous quarter. Revenues bene-

fited from strong average day rates, especially for ultra-deepwater rigs and harsh environment semi-submersibles, and from higher utilization rates in the high specification fleet. Weatherford also delivered strong topline growth of 26.9% (year-over-year) and 10% (quarter-over-quarter) in its latest earnings release. Further margin improvement in North America, the Middle East/North Africa/Asia and especially Latin America was offset by a sequential margin decline in Europe and West Africa. The company still struggles with internal controls over tax reporting and will have to adjust financial results for 2010 and prior years.

The relative performance of the Fund versus the SPI was negatively affected by its underweight in energy companies, which was gradually reduced to neutral weight during the quarter. The Fund continues to maintain a neutral exposure to the energy sector. While the fundamentals for oil drilling services and equipment are positive, Management views business execution by the Swiss companies as problematic.

Healthcare: Pharmaceuticals; biotechnology

Reduced investor risk aversion during the first quarter penalized the performance of pharmaceutical stocks compared to global indices. The MSCI World Healthcare Index ended the first quarter with a positive total return of 7.6%, compared to 11.9% for the MSCI World Index. Within the pharmaceutical sector, performance of the stocks varied considerably. For example, Roche and

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Novartis underperformed the SPI by 4% and 9.7%, respectively.

In January, Roche announced its intent to acquire Illumina, a U.S. biotech company, and launched a $5.7 billion hostile takeover bid. An acquisition in the molecular diagnostic field, where Illumina is active, would be strategic for Roche as it would reinforce its presence in this segment. The company’s low top line growth guidance for 2012 was below market consensus. This is partially explained by the increasing competitive pressure on Lucentis for macular degeneration, European macro-economic conditions and the more difficult reimbursement procedure in certain countries. New product launches, such as Zelboraf and Erivedge, both in the oncology franchise, and the potential FDA approval of Pertuzumab for breast cancer will shed some light on the value of Roche’s product pipeline.

Roche is in a relatively comfortable position when assessing the exposure of its product pipeline to generic competition, as compared to its peers. For example, Novartis expects a combined sales decline of $3 billion due to the loss of U.S. patent protection of its antihypertensive drug Diovan in September 2012. Also, the anticipated reduction in demand for Aliskiren, as a result of safety issues in a sub-population of patients with cardiovascular risks, was a major setback for the hypertension franchise. As a result, Novartis’ management announced a restructuring program of its primary care business in the U.S. that should take effect in the second quarter of 2012. This critical situation is putting a bright spot on the rest of Novartis’ pipeline and the market share expectations for the recently approved specialty care drugs, Gilenia (for oral administration in multiple sclerosis) and Afinitor (for various tumor types). On the consumer health manufacturing side, the consequences of the suspension of production at a U.S. plant in December 2011 remains uncertain with an expected restart of production in mid-2012.

Addex has established a proof of concept in Parkinson’s disease for its experimental drug Dipraglurant, and reported a positive clinical study with promising efficacy in March 2012. This outcome surprised the market and the stock was up 70% on the day of the announcement. The European biotech sector continues to suffer from poor market conditions, limited access to capital and a lack of critical mass. In comparison, conditions in the United States are more attractive for biotech companies, as demonstrated by the capital raised and the performance of the industry indices (for example, the Nasdaq Biotech Index was up 18.2% in the first quarter of the year), which reflect the strong fundamentals of the industry.

Chemicals

The sentiment in the chemical industry has improved significantly over the past few months, however, various factors, including a weaker demand in China, ongoing weak economic conditions in Europe and the increase in raw material prices, remain a source

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

of concern. Specialty chemical companies, such as Clariant, could profit from a late cyclical recovery and the Süd-Chemie final integration is expected to be effective mid-2012. The consumer chemical segment is more defensive and, as a result, the fragrance and flavor company Givaudan should benefit from its pricing power and manage volatility in commodity prices.

On the agribusiness side, corn and wheat prices have gone sideways since the start of the year, while soybean prices have increased 13% as U.S. farmers expressed their intention to move some acreage from soybean to corn production in 2012. The crop protection sales volume was expected to be strong in the first quarter due to the warm winter season and the high demand in the U.S. as acreage increases. Syngenta’s management might issue a fairly optimistic statement for the second quarter based on positive indicators for the upcoming season.

Private Equity and Other Illiquid Investments

The Fund did not add to its illiquid direct investments or its investment in private equity funds in the first quarter. The Fund’s total draw downs in its two limited partnership investments, Aravis Biotech II, LP and Zurmont Madison Private Equity, LP represented 3.66% of the Fund’s net assets as of March 31, 2012.

Outlook

The global equity markets had a very strong start of the year, which Fund management attributes to the reduction in financial risk in Europe, following the implementation of the LTROs by the ECB, in an environment of low expectations and low valuations. The markets, however, might be entering a phase of consolidation during the next few months as this positive news will be reflected in current market prices and company valuations. Overall, high levels of cash, low levels of debt and favorable valuations of equity investments in Swiss companies represent a good investment in an environment of very low interest rates. While volatility will continue, as governments and central banks across the world are very influential at this stage of the economic cycle, Fund management expects investors to start increasing their allocations to equities and away from corporate bonds.

Fund Performance review

As was the case for global equity markets, the Swiss market experienced a positive result in the first quarter with a total return of 6.97% in Swiss francs as measured by the SPI. Although the Fund’s return of 6.30% in Swiss francs slightly trailed the SPI, the Fund’s stockholders realized a significant appreciation of 12.66% in the value of their shares. This was due to a combination of the strength of the Swiss franc relative to the dollar and to a narrowing of the Fund’s trading discount to its net asset value.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (concluded)

Sincerely,

Alexandre de Takacsy

President

Rudolf Millisits

Chief Executive Officer

Indices Performance Comparison
Year to Date January 1, 2012 through March 31, 2012
Performance in Swiss Francs

Swiss Performance Index (SPI)	6.97%

Swiss Helvetia Fund

Based on Net Asset Value	6.30%

Change in U.S. Dollar vs. Swiss Franc	-3.34%

Performance in U.S. Dollars

Swiss Helvetia Fund Performance

Based on Net Asset Value	9.97%

Based on Market Price	12.66%

S & P 500 Index	12.59%

MSCI EAFE Index	10.98%

Lipper European Fund Index (10 Largest)	11.91%

Lipper European Fund Universe Average	13.19%

Source: Citi Fund Services Ohio, Inc.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Peer Group/Indices Performance Comparison in Swiss Francs[1]
	Total return YTD as of 3/31/12	Total return as of year ended December 31
		2011	2010	2009	2008	2007	2006
Swiss Helvetia Fund	6.30%	-11.14%	7.64%	-5.05%	-28.19%	-2.67%	20.56%

Swiss Performance Index (SPI)	6.97%	-7.72%	2.92%	23.18%	-34.05%	-0.05%	20.67%

Swiss Market Index (SMI)	5.04%	-7.77%	-1.68%	18.27%	-34.77%	-3.43%	15.85%

iShares Switzerland[2]	6.43%	-7.60%	3.24%	18.55%	-31.59%	-0.97%	20.02%

CS EF (CH) Swiss Blue Chips[3,7]	6.17%	-9.74%	1.51%	19.98%	-35.72%	-1.66%	18.78%

UBS (CH) Equity Fund[4,7]	6.57%	-10.40%	2.18%	22.44%	-33.76%	-2.55%	18.98%

Pictet (CH)—Swiss Equities [5,7]	7.97%	-10.50%	2.07%	27.00%	-36.50%	1.94%	19.37%

Saraswiss (Bank Sarasin)[6,7]	7.17%	-9.66%	3.71%	18.62%	-34.87%	-2.86%	18.69%

Sources : Bloomberg, management companies’ websites and Citi Fund Services, LLC.

[1]

Performance of funds is based on changes in each fund’s NAV over a specified period. In each case total return is calculated assuming reinvestment of all distributions. Funds listed, other than iShares MSCI Switzerland, are not registered with the Securities and Exchange Commission.

Performance and descriptive information about the funds are derived from their published investor reports and websites, which are subject to change.

[2]

Shares of iShares MSCI Switzerland are traded on the NYSE Arca and seeks to provide investment results that correspond to the performance of the Swiss market, as measured by the MSCI Switzerland Index. These stocks represent Switzerland’s largest and most established public companies, accounting for approximately 85% of the market capitalization of all Switzerland’s publicly traded stocks. Performance of shares of iShares MSCI Switzerland is calculated based upon the closing prices of the period indicated using the Swiss franc/U.S. dollar exchange rate as of noon each such date, as reported by Bloomberg. Such exchange rates were as follows: 12/31/97 = 1.46, 12/31/98 = 1.38, 12/31/99 = 1.60, 12/31/00 = 1.61, 12/31/01 = 1.67, 12/31/02 = 1.39, 12/31/03 = 1.24, 12/31/04 = 1.14, 12/31/05 = 1.32, 12/31/06 = 1.22, 12/31/07 = 1.13, 12/31/08 = 1.06, 12/31/09 = 1.03, 12/31/10 = 0.93, 12/31/11 = 0.94, 3/31/12 = 0.91

[3]

This fund gives investors access to the Swiss equity market. It has a broadly-diversified portfolio geared to the long-term value growth, with a preference to large cap stocks. Stock selection is based on criteria such as company valuation, business climate, market positioning and management quailty.

[4]

This fund invests primarily in major Swiss companies. Quality criteria used for determining relative weightings of companies include: strategic orientation, strength of market position, quality of management, soundness of earnings, growth potential and potential for improving shareholder value. The investment objective seeks to provide results that are aligned with the SPI performance.

[5]	This fund invests in shares of companies listed in Switzerland and included in the SPI, mainly in blue chip stocks.
[6]	This fund invests in shares of Swiss companies. It weights individual sectors relative to the SPI on the basis of their expected relative performance. It focuses on liquid blue-chip stocks.
[7]	These funds are not available for U.S. residents or citizens.

Past performance is no guarantee of future results.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (concluded)

									Cumulative Performance 12/31/96-3/31/12
2005	2004	2003	2002	2001	2000	1999	1998	1997
33.20%	7.75%	22.54%	-20.40%	-22.91%	14.06%	14.70%	15.57%	53.99%	104.40%

35.61%	6.89%	22.06%	-25.95%	-22.03%	11.91%	11.69%	15.36%	55.19%	127.54%

33.21%	3.74%	18.51%	-27.84%	-21.11%	7.47%	5.71%	14.28%	58.93%	58.15%

32.45%	6.34%	19.14%	-26.23%	-23.12%	7.75%	12.22%	11.74%	47.79%	85.98%

32.27%	2.75%	18.13%	-28.75%	-22.12%	10.97%	7.57%	14.21%	59.90%	70.19%

33.50%	5.00%	18.14%	-26.02%	-22.04%	7.42%	6.43%	12.75%	55.94%	76.15%

37.06%	7.05%	20.10%	-27.93%	-22.35%	7.34%	9.38%	11.05%	55.65%	93.71%

33.05%	2.93%	19.64%	-28.51%	-24.45%	9.72%	7.10%	14.41%	53.57%	63.41%

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited)	March 31, 2012

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — 91.80%

Banks — 7.97%

438,760	Credit Suisse Group AG1 Registered Shares	$12,490,230	3.18%
	A global diversified financial service company with significant activity in private banking, investment banking, asset management and insurance service. (Cost $10,728,259)

1,345,000	UBS AG1,2 Registered Shares	18,824,197	4.79%
	A global diversified financial service company with significant activity in private banking, investment banking, and asset management. (Cost $18,480,419)

		31,314,427	7.97%

Biotechnology — 3.15%

349,155	Addex Pharmaceuticals, Ltd.[2] Registered Shares	3,862,975	0.98%
	Bio-pharmaceutical company that discovers and develops allosteric modulators for human health. Allosteric modulators are a different kind of orally available small molecule therapeutic agent. (Cost $16,988,994)

3,829,302	Biotie Therapies Oyj[2] Bearer Shares	2,345,761	0.60%
	Develops drugs that treat dependence disorders, inflammatory diseases, and thrombosis. (Cost $2,118,548)

No. of Shares	Security	Fair Value	Percent of Net Assets

Biotechnology — (continued)

5,962	Galenica AG Registered Shares	$3,891,774	0.99%
	Manufactures and distributes prescription and over-the-counter drugs, toiletries and hygiene products. (Cost $3,319,238)

3,029	NovImmune SA2,3 Common Shares	2,272,127	0.58%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $1,551,109)

		12,372,637	3.15%

Chemicals — 4.75%

268,000	Clariant AG2 Registered Shares	3,694,507	0.94%
	Develops, produces and markets specialty chemical products. (Cost $2,915,980)

2,600	Givaudan SA Registered Shares	2,502,627	0.64%
	Manufactures and markets fragrances and flavors from natural and synthetic ingredients. (Cost $2,248,452)

36,100	Syngenta AG1 Registered Shares	12,465,354	3.17%
	Produces herbicides, insecticides and fungicides, and seeds for field crops, vegetables, and flowers. (Cost $11,278,809)

		18,662,488	4.75%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	March 31, 2012

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Construction & Materials — 5.06%

2,235	Belimo Holding AG Registered Shares	$4,312,485	1.10%
	World market leader in damper and volume control actuators for ventilation and air-conditioning equipment. (Cost $2,668,019)

140,000	Holcim, Ltd. Registered Shares	9,123,195	2.32%
	Produces building materials. (Cost $9,178,594)

2,985	Sika AG Bearer Shares	6,453,162	1.64%
	Manufactures construction materials and offers related services. (Cost $5,691,812)

		19,888,842	5.06%

Diversified Manufacturing Operation — 0.74%

6,400	Georg Fischer AG Registered Shares	2,924,379	0.74%
	Produces automobile parts, piping systems, plastics processing equipment, and tool and mold making machinery. (Cost $2,560,151)

		2,924,379	0.74%

No. of Shares	Security	Fair Value	Percent of Net Assets

Energy — 2.92%

150,900	Transocean, Ltd. Registered Shares	$8,222,410	2.09%
	Owns or operates mobile offshore drilling units, inland drilling barges and other assets utilized in the support of offshore drilling activities worldwide. (Cost $8,127,676)

216,500	Weatherford International, Ltd.[2] Registered Shares	3,257,620	0.83%
	Provides equipment and services used for the drilling, completion, and production of oil and natural gas wells. Offers drilling and intervention services, completion systems, artificial lift systems, and compression services. (Cost $3,693,388)

		11,480,030	2.92%

Financial Services — 0.61%

14,700	Allreal Holding AG Registered Shares	2,398,905	0.61%
	Develops and manages real estate. Operates as a general contractor offering planning, architect, and construction management services. (Cost $2,094,153)

		2,398,905	0.61%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	March 31, 2012

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Food & Beverages — 18.98%

135	Lindt & Sprungli AG Registered Shares	$5,017,785	1.28%
	Major manufacturer of premium Swiss chocolates. (Cost $471,624)

1,107,250	Nestle SA1 Registered Shares	69,582,121	17.70%
	Largest food and beverage processing company in the world. (Cost $21,779,717)

		74,599,906	18.98%

Industrial Goods & Services — 11.65%

898,700	ABB, Ltd.[1] Registered Shares	18,414,476	4.69%
	The holding company for ABB Group, which is one of the largest electrical engineering firms in the world. (Cost $18,057,749)

9,260	Bucher Industries AG Registered Shares	1,959,880	0.50%
	Manufactures food processing machinery, vehicles, and hydraulic components. Produces fruit and vegetable juice processing machinery, farming machinery and outdoor equipment. (Cost $1,853,744)

No. of Shares	Security	Fair Value	Percent of Net Assets

Industrial Goods & Services — (continued)

14,730	Burckhardt Compression Holding AG Registered Shares	$4,033,496	1.03%
	Produces compressors for oil refining and the chemical and petrochemical industries, industrial gases, and gas transport and storage. (Cost $3,721,139)

20,000	Geberit AG Registered Shares	4,179,897	1.06%

Manufactures and supplies water supply pipes and fittings, installation systems, drainage and flushing systems such as visible cisterns, and other sanitary systems for the commercial and residential construction markets.

(Cost $3,829,183)

4,992	Inficon Holding AG Registered Shares	1,104,608	0.28%
	Manufactures and markets vacuum instruments used to monitor and control production processes. Manufactures on-site chemical detection and monitoring systems. (Cost $450,762)

10,800	Kaba Holding AG, Series B Registered Shares	4,170,161	1.06%
Provides mechanical and electronic security systems. Offers individually tailored “Total Access Control” including high-security locking devices for heavy safes, modular access and time management applications, as well as no-contact identification technology.
	(Cost $4,046,190)

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	March 31, 2012

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Industrial Goods & Services — (continued)

39,044	Kuehne + Nagel International AG Registered Shares	$5,274,407	1.34%
	Transports freight worldwide. (Cost $2,848,318)

1,715	SGS SA Registered Shares	3,331,902	0.85%
	Provides industrial inspection, analysis, testing, and verification services worldwide. (Cost $3,016,409)

44,544	Zehnder Group AG Bearer Shares	3,297,000	0.84%
	Manufactures a variety of radiators including bathroom radiators, electric and aluminum radiators, as well as steel radiators. (Cost $3,355,515)

		45,765,827	11.65%

Insurance — 6.74%

150,442	Swiss Re AG2 Registered Shares	9,595,598	2.44%
	Offers reinsurance, insurance and insurance linked financial market products. (Cost $7,742,543)

No. of Shares	Security	Fair Value	Percent of Net Assets

Insurance — (continued)

63,025	Zurich Financial Services AG1 Registered Shares	$16,916,375	4.30%
	Offers property, accident, health, automobile, liability, financial risk and life insurance and retirement products. (Cost $14,151,681)

		26,511,973	6.74%

Medical Technology — 1.47%

168,000	Kuros Biosurgery AG2,3 Common Shares	3,011,119	0.77%
	Develops biomaterials and bioactive biomaterial combination products for trauma, wound and spine indications. (Cost $2,516,639)

3,731	Spineart SA2,3 Common Shares	2,765,691	0.70%
Designs and markets an innovative full range of spine products, including fusion and motion preservation devices, focusing on easy to implant high-end products to simplify the surgical act.
	(Cost $2,623,329)

		5,776,810	1.47%

Personal & Household Goods — 5.44%

219,050	Compagnie Financiere Richemont SA, Series A1 Bearer Shares	13,717,132	3.49%
	Manufactures and retails luxury goods. Produces jewelry, watches, leather goods, writing instruments, and men’s and women’s wear. (Cost $9,781,415)

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	March 31, 2012

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Personal & Household Goods — (continued)

16,650	Swatch Group AG Bearer Shares	$7,654,008	1.95%
	Manufactures finished watches, movements and components. Produces components necessary to its eighteen watch brand companies. Also operates retail boutiques. (Cost $5,215,911)

		21,371,140	5.44%

Pharmaceuticals — 21.79%

852,300	Novartis AG1 Registered Shares	47,110,592	11.99%
	One of the leading manufacturers of branded and generic pharmaceutical products. Manufactures nutrition products. (Cost $22,486,213)

221,600	Roche Holding AG1 Non-voting equity securities	38,516,745	9.80%
Develops and manufactures pharmaceutical and diagnostic products. Produces prescription drugs in the area of cardiovascular, infectious, autoimmune and respiratory diseases, dermatology, oncology and other areas
	(Cost $20,504,703)

		85,627,337	21.79%

No. of Shares	Security	Fair Value	Percent of Net Assets

Retailers — 0.53%

16,020	Dufry AG2 Registered Shares	$2,091,453	0.53%
	Operates duty-free shops in countries such as Italy, Mexico, France, Russia, the United Arab Emirates, Singapore, the Caribbean and the United States. (Cost $1,804,417)

		2,091,453	0.53%

	Total Common Stocks (Cost $253,900,802)	$360,786,154	91.80%

Preferred Stocks — 2.03%

Biotechnology — 1.03%

6,000	Ixodes AG, Series B2,3 Preferred Shares	1,659,567	0.42%
	Develops and produces a topical product for the treatment of borreliosis-infection and the prevention of lyme-disease after a tick bite. (Cost $1,634,699)

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	March 31, 2012

No. of Shares	Security	Fair Value	Percent of Net Assets

Preferred Stocks — (continued)

Biotechnology — (continued)

3,162	NovImmune SA, Series B2,3 Preferred Shares	$2,371,894	0.61%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $2,062,307)

		4,031,461	1.03%

Industrial Goods & Services — 0.39%

250,447	SelFrag AG, Class A, Series C2,3 Preferred Shares	1,548,928	0.39%
	Designs, manufactures and sells industrial machines and processes using the selective fragmentation technology. (Cost $1,496,205)

		1,548,928	0.39%

Medical Technology — 0.61%

83,611	EyeSense AG, Series C2,3 Preferred Shares	2,385,529	0.61%
	A spin-out from Ciba Vision AG. Develops novel ophthalmic self-diagnostic systems for glucose monitoring of diabetes patients. (Cost $3,007,048)

		2,385,529	0.61%
	Total Preferred Stocks (Cost $8,200,259)	7,965,918	2.03%

No. of Shares	Security	Fair Value	Percent of Net Assets

Convertible Corporate Bond — 1.71%

Industrial Goods & Services — 1.71%

6,500,000	Adecco Investment Bond, 6.50%, 11/26/12 (Cost $6,425,833)	$6,713,227	1.71%

	Total Convertible Corporate Bond (Cost $6,425,833)	6,713,227	1.71%

Private Equity Limited Partnerships — 3.66%

	Aravis Biotech Il - Limited Partnership[2,3] (Cost $2,359,547)	2,183,059	0.56%

	Zurmont Madison Private Equity, Limited Partnership[1,2,3] (Cost $12,340,486)	12,197,190	3.10%

	Total Private Equity Limited Partnerships (Cost $14,700,033)	14,380,249	3.66%

	Total Investments* (Cost $283,226,927)	389,845,548	99.20%

	Other Assets Less Other Liabilities, net	3,142,994	0.80%

	Net Assets	$392,988,542	100.0%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	March 31, 2012

[1]	One of the ten largest portfolio holdings.
[2]	Non-income producing security.
[3]

Illiquid. There is no public market for these securities. Securities priced at Fair Value as determined by the Board’s Pricing Committee. Restricted Securities are not registered under the Securities Act of 1933, as amended, other than Rule 144A securities. At the end of the period, the aggregate value of these securities amounted to $30,395,104 or 7.73% of the Fund’s net assets. Additional information on these securities is as follows:

Security	Acquisition Date	Acquisition Cost
Aravis Biotech II, LP	July 31, 2007 – November 23, 2011	$2,359,547
EyeSense AG – Preferred Shares C	July 22, 2010 – October 3, 2011	3,007,048
Ixodes AG – Preferred Shares B	April 7, 2011	1,634,699
Kuros Biosurgery AG – Common Shares	August 10, 2009 – August 28, 2009	2,516,639
NovImmune SA – Common Shares	October 7, 2009 – December 11, 2009	1,551,109
NovImmune SA – Preferred Shares B	October 7, 2009 – December 11, 2009	2,062,307
SelFrag AG – Class A, Preferred Shares C	December 15, 2011	1,496,205
Spineart SA – Common Shares	December 22, 2010	2,623,329
Zurmont Madison Private Equity, LP	September 13, 2007 – March 27, 2012	12,340,486

		$29,591,369

*	Cost for federal income tax purposes is $283,533,818 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$121,235,624
Gross Unrealized Depreciation	(14,923,894)

Net Unrealized Appreciation (Depreciation)	$106,311,730

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (concluded)	March 31, 2012

PORTFOLIO HOLDINGS
% of Net Assets
Common Stocks
Pharmaceuticals	21.79%
Food & Beverages	18.98%
Industrial Goods & Services	11.65%
Banks	7.97%
Insurance	6.74%
Personal & Household Goods	5.44%
Construction & Materials	5.06%
Chemicals	4.75%
Biotechnology	3.15%
Energy	2.92%
Medical Technology	1.47%
Diversified Manufacturing Operation	0.74%
Financial Services	0.61%
Retailers	0.53%
Preferred Stocks
Biotechnology	1.03%
Industrial Goods & Services	0.39%
Medical Technology	0.61%
Convertible Corporate Bonds
Industrial Goods & Services	1.71%
Private Equity Limited Partnerships	3.66%
Other Assets and Liabilities	0.80%

100.00%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited)

Note 1—Organization and Significant Accounting Policies

A. Organization

The Swiss Helvetia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies. The Fund may also acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

B. Securities Valuation

The Fund values its investments at fair value in accordance with accounting principles generally accepted in the United States (“GAAP”).

When valuing listed equity securities, the Fund uses the last sale price prior to the calculation of the Fund’s net asset value (“NAV”). When valuing equity securities that are not listed (except privately-held companies and private equity limited partnerships) or that are listed but have not traded, the Fund uses the mean between the bid and asked prices for that day.

When valuing fixed-income securities, the Fund uses the last bid price prior to the calculation of the Fund’s NAV. If a current bid price is not available, the Fund uses the mean between the last quoted bid and asked prices. When valuing fixed-income securities that mature within sixty days of acquisition, the Fund uses amortized cost, which approximates fair value.

It is the responsibility of the Fund’s Board of Directors (the “Board”) to establish fair valuation procedures. When valuing securities for which market quotations are not readily available, or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures (a “Fair Value”). The Fund may use these procedures to establish the Fair Value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value. Additional consideration is given to securities that have experienced a decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly.

Swiss exchange-listed options or options that are not listed at the request of a counterparty are valued using implied volatilities as input into widely accepted models (e.g., Black-Scholes). Eurex-listed options are valued at their most recent sale price (latest bid for long options and the latest ask for short options), or if there are no such sales, at the average of the most recent bid and asked quotations, or if such quotations are not available, at the last bid quotation in the case of purchased options or the last asked quotation in the case of written options; however, if there are no such quotations, such contracts will be valued using the implied volatilities observed for similar options as an input to a model. Options traded in the over-the-counter market are valued at the price communicated by the counterparty to the option, which typically is the price at which the counterparty would close out the transaction.

The Fund is permitted to invest in investments that do not have readily available market quotations. For such investments, the Act requires the Board to determine their Fair Value. The Fund’s investments of this type have been Fair Valued at $30,395,104, or 7.73% of the Fund’s net assets at March 31, 2012, and are listed in Note 3 to the Schedule of Investments. These investments also are considered Level 3 investments under GAAP as described below.

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical assets and liabilities

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

Level 2—other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2012:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Investments in Securities
Common Stock*	$352,737,217	$—	$8,048,937	$360,786,154
Preferred Stock*	—	—	7,965,918	7,965,918
Convertible Corporate Bond*	—	6,713,227	—	6,713,227
Private Equity Limited Partnerships	—	—	14,380,249	14,380,249

Total Investments in Securities	$352,737,217	$6,713,227	$30,395,104	$389,845,548

*	Please see the Schedule of Investments for industry classifications.

The inputs and valuation techniques used to value the exchange-listed corporate convertible bond, classified as a Level 2 security, are based on a pricing service model, which may include consideration of dealer quotes, trade execution data, conversion prices compared to the current market quotation of the underlying stock and, when available, the last sale price on the exchange on which it trades.

Level 3 securities consist of the Fund’s investments in privately-held companies and the Fund’s investments in private equity limited partnerships that invest in privately-held companies, which are listed in Note 3 to the Schedule of Investments.

Inputs and valuation techniques used by the Fund to value its Level 3 investments in privately-held companies may include the following: acquisition cost; fundamental analytical data; discounted cash flow analysis; nature and duration of restrictions on disposition of the investment; public trading of similar securities of similar issuers; economic outlook and condition of the industry in which the issuer participates; financial condition of the issuer; and the issuer’s prospects, including any recent or potential management or capital structure changes. At March 31, 2012, privately-held companies, except Eyesense AG—Preferred Shares C discussed below, were valued based on a market approach using the most recent observable round of financing, which may also have been acquisition cost. Although these valuation inputs may be observable in the marketplace as is characteristic of Level 2 investments, the privately-held companies, categorized as Level 3 investments, generally are highly illiquid in terms of resale.

The Fund values its Level 3 investments in the two private equity limited partnerships in accordance with Accounting Standards Codification 820-10-35, “Investments in Certain Entities that Calculate Net Asset Value Per Share (Or its Equivalent)” (“ASC 820-10-35”). ASC 820-10-35 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the NAV of the investment is not as of the Fund’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. Inputs and valuation techniques for these adjustments may include fair valuations of the partnerships and their portfolio holdings provided by the partnerships’ general partners or managers, other available information about the partnerships’ portfolio holdings, values obtained on redemption from other limited partners, discussions with the partnerships’ general partners or managers and/or other limited partners and comparisons of previously-obtained estimates to the partnerships’ audited financial statements. In using the

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered. Attributes of those investments include the investment strategies of the privately-held companies and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

When valuing Level 3 investments, management also may consider potential events that could have a material impact on the operations of a privately-held company or private equity limited partnership. Not all of these factors may be considered or available, and other relevant factors may be considered on an investment-by-investment basis. The table below summarizes the techniques and unobservable inputs for the valuation of the Level 3 investments.

Quantitative Information about Level 3 Fair Value Measurements
Type of assets	Fair Value at 03/31/2012	Valuation technique	Unobservable inputs	Range*
Equity direct venture capital investments
Medical technology
Eyesense AG—Preferred Shares C	$2,385,529	Discounted cash flow	Weighted average cost of capital	18%
			Success rate on research and development	60%-70%
			Expected long-term 10-year revenue growth rate	15%-25%

*	Significant changes in any of these ranges would result in a significantly higher or lower fair value measurement. Generally, a change in the success rate on research and development or the expected long-term 10-year revenue growth rate is accompanied by a directionally similar change in fair value. Conversely, a change in the weighted average cost of capital is accompanied by a directionally opposite change in fair value.

The Fund’s policy is to disclose transfers between Levels based on their market prices at the reporting period end. For the period ended March 31, 2012, shares of Biotie Therapies OYJ (“Biotie”), which are publicly traded on the NASDAQ OMX Helsinki Stock Exchange, were transferred from Level 2 to Level 1. The Fund applied a liquidity discount to market quotations for shares of Biotie during a contractual lock-up period that expired on February 2, 2012. Beginning February 2, 2012, Biotie was valued solely based on market quotations.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common Stock	Preferred Stock	Private Equity	Total
Balance as of December 31, 2011	$7,779,951	$7,699,706	$11,547,512	$27,027,169
Change in Unrealized Appreciation/Depreciation	268,986	266,212	970,636	1,505,834
Net Realized Gain (Loss)	—	—	—	—
Gross Purchases	—	—	1,862,101	1,862,101
Gross Sales			—	—

Balance as of March 31, 2012	$8,048,937	$7,965,918	$14,380,249	$30,395,104

C. When-Issued and Delayed-Delivery Transactions

The Fund may purchase or sell securities on a when-issued or delayed-delivery basis. The Fund records when-issued or delayed-delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked-to-market daily and, in the case of fixed-income securities, begin earning interest on the settlement date. The Fund may dispose of or renegotiate a

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

delayed-delivery transaction after it is entered into, which may result in a capital gain or loss. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

D. Options

The Fund may buy call options and put options, and may sell (write) covered call options. Options may be entered into on securities in which the Fund may invest and on Swiss stock indices. Option contracts are utilized to manage the Fund’s exposure to changing security prices and to generate income. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium as an investment that is subsequently marked-to-market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid and the exposure to the risk that the counterparty would be unable to meet the terms of the contract. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a call option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the option will be exercised and, as a result, bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund did not have any written call option transactions during the three-month period ended March 31, 2012, and the Fund held no contracts at March 31, 2012.

E. Foreign Currency Translation

The Fund maintains its accounting records in U.S. dollars. The Fund’s assets are invested primarily in Swiss equities and equity-linked securities. In addition, the Fund makes its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund’s NAV, however, is reported, and distributions from the Fund are made, in U.S. dollars, resulting in gain or loss from currency conversions in the ordinary course of business. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. The cost basis of foreign denominated assets and liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as unrealized foreign currency gain/loss. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

F. Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the Schedule of Investments. Actual results could differ from those estimates.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (concluded)

G. Concentration of Market Risk

The Fund primarily invests in securities of Swiss issuers. Such investments may carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, unfavorable movements in the U.S. dollar relative to the Swiss franc, and the possible imposition of exchange controls and changes in governmental law and restrictions. In addition, concentrations of investments in securities of issuers located in a specific region exposes the Fund to the economic and government policies of that region and may increase risk compared to a fund whose investments are more diversified.

Note 2—Capital Commitments

As of March 31, 2012, the Fund maintains investments in private equity limited partnerships. The Fund’s investments are summarized in the Schedule of Investments. The Fund’s capital commitments and the amounts disbursed to the private equity limited partnerships are shown in the table below:

Investments	Original Capital Commitment*	Unfunded Commitments	Fair Value as of March 31, 2012
Private Equity Limited Partnerships—International (a)
Aravis Biotech II LP	$3,603,735	$866,338	$2,183,059
Zurmont Madison Private Equity LP	15,523,784	1,590,197	12,197,190

*	The original capital commitment represents 3,250,000 and 14,000,000 for Aravis Biotech II LP and Zurmont Madison Private Equity LP, respectively. The exchange rate as of March 31, 2012 was used for conversion and equals 0.9018.

(a)	This category includes two private equity limited partnerships that invest primarily in ventures, biotechnology and in management buyout of industrial and consumer goods companies. There is no redemption right for the interests in these two funds. Instead, the nature of the investments in this category is that distributions are received through the realization of the underlying assets of a fund. If these investments were held, it is estimated that the underlying assets of each fund would be realized over 3 to 4 years.

THE SCHEDULE OF INVESTMENTS SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS WHICH ARE INCLUDED IN THE FUND’S SEMIANNUAL REPORT OR AUDITED ANNUAL REPORT. THESE REPORTS INCLUDE ADDITIONAL INFORMATION ABOUT CERTAIN SECURITY TYPES INVESTED IN BY THE FUND.

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited)

The Plan

The Fund’s Dividend Reinvestment Plan (the “Plan”) offers a convenient way for you to reinvest capital gains distributions and ordinary income dividends, payable in whole or in part in cash, in additional shares of the Fund.

Some of the Plan features are:

•

Once you enroll in the Plan, all of your future distributions and dividends payable in whole or in part in cash will be automatically reinvested in Fund shares in accordance with the terms of the Plan.

•

You will receive shares valued at the lower of the Fund’s net asset value or the Fund’s market price as described below. The entire amount of your distribution or dividend will be reinvested automatically in additional Fund shares. For any balance that is insufficient to purchase full shares of the Fund, your account will be credited with fractional shares.

•	Your shares will be held in an account with the Plan agent. You will be sent regular statements for your records.
•	You may terminate participation in the Plan at any time.

The following are answers to frequently asked questions about the Plan.

How do I enroll in the Plan?

If you are holding certificates for your shares, contact American Stock Transfer & Trust Company (AST) at the address shown below. If your shares are held in a brokerage account, contact your broker. Not all brokerage firms permit their clients to participate in dividend reinvestment plans such as the Plan and, even if your brokerage firm does permit participation, you maynot be able to transfer your Plan shares to another broker who does not permit participation. Your brokerage firm will be able to advise you about its policies.

How does the Plan work?

The cash portion of any dividends or distributions you receive, payable in whole or in part in cash, will be reinvested in shares of the Fund. The number of shares credited to your Plan account as a result of the reinvestment will depend upon the relationship between the Fund’s market price and its net asset value per share on the record date of the distribution or dividend, as described below:

•

If the net asset value is greater than the market price (the Fund is trading at a discount), AST, as Plan Agent, will buy Fund shares for your account on the open market on the New York Stock Exchange or elsewhere. Your dividends or distributions will be reinvested at the average price AST pays for those purchases.

•	If the net asset value is equal to the market price (the Fund is trading at parity), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than but within 95% of the market price (the Fund is trading at a premium of less than 5%), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than 95% of the market price (the Fund is trading at a premium of 5% or more), the Fund will issue for your account new shares at 95% of the market price.

If AST begins to buy Fund shares for your account at a discount to net asset value but, during the course of the purchases, the Fund’s market

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited) (concluded)

price increases to a level above the net asset value, AST will complete its purchases, even though the result may be that the average price paid for the purchases exceeds net asset value.

Will the entire amount of my distribution or dividend be reinvested?

The entire amount of your distribution or dividend, payable in cash, will be reinvested in additional Fund shares. If a balance remains after the purchase of whole shares, your account will be credited with any fractional shares (rounded to three decimal places) necessary to complete the reinvestment.

How can I sell my shares?

You can sell any or all of the shares in your Plan account by contacting AST. AST charges $15 for the transaction plus $.10 per share for this service. You can also withdraw your shares from your Plan account and sell them through your broker.

Does participation in the Plan change the tax status of my distributions or dividends?

No. The distributions and dividends are paid in cash and their taxability is the same as if you received the cash. It is only after the payment of distributions and dividends that AST reinvests the cash for your account.

Can I get certificates for the shares in the Plan?

AST will issue certificates for whole shares upon your request. Certificates for fractional shares will not be issued.

Is there any charge to participate in the Plan?

There is no charge to participate in the Plan. You will, however, pay a pro rata share of brokerage commissions incurred with respect to AST’s open market purchases of shares for your Plan account.

How can I discontinue my participation in the Plan?

Contact your broker or AST in writing. If your shares are in a Plan account, AST will send you a certificate for your whole shares and a check for any fractional shares.

Where can I direct my questions and correspondence?

Contact your broker, or contact AST as follows:

By mail:

American Stock Transfer & Trust Company

PO Box 922

Wall Street Station

New York, NY 10269-0560

Through the Internet:

www.amstock.com

Through AST’s automated voice response System:

1-888-556-0425

AST will furnish you with a copy of the Terms and Conditions of the Plan without charge.

A Swiss Investments Fund

THE SWISS HELVETIA FUND, INC.

Executive Offices

The Swiss Helvetia Fund, Inc.

1270 Avenue of the Americas

Suite 400

New York, New York 10020

1-888-SWISS-00

(212) 332-2760

www.swz.com

THE SWISS

HELVETIA

FUND, INC.

www.swz.com

Quarterly Report

For the

Period Ended

March 31, 2012